UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2010

FRESHWATER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0005387
(Commission File Number)

98-0508360
(IRS Employer Identification No.)

30 Denver Crescent, Suite 200, Toronto, Ontario  Canada  M2J 1G8
(Address of principal executive offices and Zip Code)

(416) 490-0254
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 5, 2010, we entered into an agreement with Equititrend Advisors, LLC whereby Equititrend Advisors agreed to provide public relations and communications services to our company for a period of six months in consideration for the issuance of 9,000,000 shares of common stock of our company.

Item 3.02	Unregistered Sales of Equity Securities.

On May 5, 2010, we issued 9,000,000 shares of our common stock to one U.S. person relying on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and/or by Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

10.1         Agreement dated May 5, 2010 with Equititrend Advisors, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHWATER TECHNOLOGIES, INC.

By:  /s/ Max Weissengruber
Max Weissengruber
President, CEO and director

Dated: May 11, 2010